THE MARSICO INVESTMENT FUND
Marsico Emerging Markets Fund
Supplement dated August 10, 2012
(to the Prospectus and Statement of Additional Information (“SAI”)
dated February 1, 2012, as previously supplemented)

LIQUIDATION OF THE MARSICO EMERGING MARKETS FUND

The Supplement is being provided to notify you that on August 8, 2012, the Board of Trustees of The Marsico Investment Fund (the “Board”) approved the termination of the Marsico Emerging Markets Fund (the “Fund”) due to factors including its small size and limited growth potential given market conditions.  At the same time, the Board approved a plan of liquidation for the Fund to close the Fund and redeem all of its outstanding shares by September 21, 2012.  As explained further below, you may redeem your shares of the Fund at any time prior to September 21, or your shares will be automatically redeemed as of that date and the proceeds will be sent to your address of record.

As soon as reasonably practical after August 8, 2012, the Fund will no longer pursue its stated investment objective.  Instead, the Fund will begin liquidating its portfolio, and may reduce or eliminate its holdings of equity securities while investing increasingly or entirely in money market instruments, shares of money market funds, or other cash equivalents until all shares have been redeemed.  Shares of the Fund will not be available for purchase after the close of business on August 17, 2012, and the Fund will cease to offer shares on August 20, 2012.

You may redeem or exchange your shares, including reinvested distributions, prior to September 21, 2012. Any shareholders who have not redeemed their shares of the Fund prior to September 21, 2012 will have their shares automatically redeemed at net asset value as of that date, and proceeds will be sent to the address of record.  Liquidation proceeds will be paid entirely in cash.  If you have questions or need assistance, please contact the transfer agent for the Fund at 888-860-8686.

Unless your investment in the Fund is held through a tax-deferred retirement account, a redemption or exchange is subject to tax on any taxable gain.  Please refer to the Prospectus for general information.  Copies of the Prospectus may be obtained free of charge by visiting our website at www.marsicofunds.com or calling us at 888-860-8686. You may wish to consult your tax advisor about your particular situation.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE